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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21316

Kensington Funds

(Exact name of registrant as specified in charter)

1775 I Street Washington DC	20006
(Address of principal executive offices)	(Zip code)

Dechert

1775 I Street

Washington DC 20006

(Name and address of agent for service)

Registrant’s telephone number, including area code: (202) 261-3300

Date of fiscal year end: December 31, 2004

Date of reporting period: June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

SEMI – ANNUAL REPORT

PERIOD ENDED JUNE 30, 2004

THE KENSINGTON FUNDS

Real Estate Securities Fund

Select Income Fund

Strategic Realty Fund

MANAGED PORTFOLIOS OF

REAL ESTATE SECURITIES

Income Oriented

Value Driven

THE KENSINGTON FUNDS

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

The foregoing information and opinions are for general information only. The Kensington Funds and Kensington Investment Group, Inc. do not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

THE KENSINGTON FUNDS

PRESIDENT’S LETTER

Dear Shareholder,

REIT investors should be happier. Half way through the year, REITs are up 5%, bringing their trailing three-year average annual returns to 16.3%. This is above their historical long-term average returns of 12% per year. The questions we have received from investors stem not from REIT total returns, but from the above average volatility experienced during the second quarter. After a 12.6% gain for the first three months of the year, REIT prices declined 15.3% in April, before recovering 10.3% in May and June. This was particularly surprising, given that REITs have historically exhibited only about half of the volatility of the S&P 500. So, despite liking where they are, REIT investors have reason to question how they got there.

We think the second quarter volatility was driven by two factors:

•	First, after rising 12.6% in the first quarter, REIT prices had gotten somewhat ahead of fundamentals;

•	Second, triggered by a strong jobs report, April 2004 marked a significant shift in the consensus view of the US economy.

As is to be expected anytime there is a meaningful shift in the consensus view regarding the economy, securities prices tend to be more volatile while investors adjust their portfolios in response to changing perceptions of the future outlook.

After several years of a slow economy, supported mainly by low interest rates and the ability of consumers to refinance their homes to maintain spending, the surprisingly strong March jobs report indicated that the economy was shifting to a healthier economic engine – job growth and business investment. This would also imply a shift from a sluggish economy with low and declining interest rates to a more robust economy with stable to rising interest rates.

Looking ahead, we think the case for including REITs in a portfolio has never been stronger.

•	Ibbotson Associates, a highly regarded asset allocation specialist, has published a compelling study showing that including REITs in stock and bond portfolios has historically improved total returns and lowered volatility. Higher current dividend income is an additional benefit.

•	Real estate fundamentals are improving and REIT valuations, both in the preferred and common stock areas, seem reasonable.

•	Real estate is well positioned to resume its traditional role as an inflation hedge, despite media reports to the contrary and a “knee-jerk” reaction by the REIT market in April. Subdued construction activity during the economic downturn has positioned real estate to thrive in a growing economy, even with modestly rising interest rates.

•	Investors who require current income should particularly look to REITs as a potential source of stable and growing dividend income. REITs potential to grow their income over time is an essential ingredient for successful income investing during inflationary periods.

INVESTMENT OUTLOOK

We anticipate a continued gradual recovery in the economy, marked by low inflation and modestly increasing interest rates. We believe this recovery is unlikely to be marked by high inflation. Don’t forget that last year, investors were concerned about deflation.

We see no potential issues in the real estate industry that pose significant risks to commercial property markets. The primary risk to this forecast is an unexpected slowdown in the U.S. economy. While this would hurt REITs, it would also negatively impact the broader equity markets.

Investors should also be prepared for occasional bouts of market volatility. Changing investor perceptions will continue to cause capital to flow in or out of the REIT sector, impacting REIT stock prices in the short-term. Longer-term, we believe values at the underlying property level ultimately determine REIT returns.

Finally, there appears to be ample cash on the sidelines earmarked for real estate investment. Thus, we expect real estate values to continue to hold up well through economic cycles, as we witnessed the past few years.

We look forward to working for you in the years to come. Please do not hesitate to contact us regarding any questions or additional information you may require.

Sincerely,

/S/ JOHN KRAMER
JOHN KRAMER
President, Kensington Investment Group

COMMERCIAL REAL ESTATE SECTOR OVERVIEW

COMMERCIAL PROPERTY MARKETS

While there are differences between property types and geographic regions, we believe the overall picture is that of an improving current environment after a “soft landing” for the industry.

SUPPLY

Construction remains subdued. Construction starts currently represent less than a 2% increase in the existing supply of space, low by historical standards. We continue to expect a healthy balance between supply and demand over the long-term due to a lack of speculative construction.

DEMAND

Demand is stabilizing, but the recovery in demand for space will lag the economy as corporations initially fill up “underutilized” space already under lease. National occupancy rates, at year-end 2003, were as follows: Apartments 89%; Industrial 88%; Office 85%. This was much better than at the end of past downturns.

RENTS AND RENT EARNINGS

Market rents have “given back” much of the rent increases from prior years and are back in line with in-place rents. After growing earnings through 2001, REIT earnings were essentially unchanged in 2002. While still making money, 2003 REIT earnings were down about 3% and are expected to resume growth in 2004. Current estimates equate to 5% sector-wide growth this year.

PROPERTY VALUES

Real estate remains attractively valued relative to stocks & bonds.

PROPERTY SECTOR OUTLOOK

Apartments	Long-term demographic trends are positive but falling interest rates have helped the housing market at the expense of apartment occupancy and rent levels. Occupancy rates in many markets have recovered, but widespread concessions (i.e. free rent) have been used to drive demand.

Downtown Office	Long-term fundamentals are in good shape. Low construction pipeline and long-term leases benefit this sector. Weaker demand and/or vacated space contributed to a disappointing 2003.

Suburban Office	Fundamentals continue to be soft. REIT valuations remain relatively attractive.

PROPERTY SECTOR OUTLOOK (continued)

Industrial	Demand is ultimately driven by economic growth. There is a diverse group of companies in this sector; the key is to pick the right management teams.

Hotel	Recent operating results have indicated improving industry fundamentals. Long-term, the group could offer a good value. Industry operating surveys continue to show improvement in operating results.

Regional Malls & Neighborhood
Centers	Long-term leases lend stability to this asset class; however, this sector periodically requires major capital infusions. We have taken a cautious, company-specific stance based on valuations. Regional mall stocks have had a strong run aided by what may now be an over-extended consumer.

Mortgage	Current volatility in the mortgage bond markets will differentiate capable management teams from the pack. Valuations seem reasonable. This is not simply a matter of tracking interest rates. It is more important to understand the relative relationship between short-term vs. long-term rates. Identifying the best management teams is essential.

INTEREST RATES AND INVESTMENT EXPECTATIONS

INTEREST RATES AND INVESTMENT EXPECTATIONS

The question of how increasing interest rates could impact real estate securities warrants some discussion. Confusion exists because over short time periods REITs sometimes move with bonds (April’ 04) and sometimes move in the opposite direction (June-August, 2003).

What does a more analytical review of the data tell us?

•	REITs have had very low correlations to interest rates over the last 10 years (negative 0.03).

•	REITs have had significantly less correlation to interest rates than stocks (positive 0.28 for stocks versus negative 0.03 for REITs).

•	Preferred stocks have roughly half the correlation to interest rates as corporate bonds.

These facts are both surprising and positive.

However, investment performance has at times diverged from this longer-term behavior trend. In April 2004, the 10-year government bond index fell 5.7%, during which the Morgan Stanley REIT Index was down 14.82% and REIT preferred stocks were down 4.6%. Press reports pinned the decline in the REIT market on “fear of rising rates.”

Investors must have short memories, however, because just about one year earlier, the opposite happened. In a 6-week period beginning in mid-June 2003, 10-year government bonds fell 12.1%, but the Morgan Stanley REIT Index was up 5.9% and REIT preferred stocks were down 0.9%.1 The same thing happened in 1994, when Fed Funds rose 2.50% (250 basis points), bonds were down 2.85% but the NAREIT Index was up 0.81%.

So, what can one learn from studying past behavior? History teaches us that over longer periods REITs have a low correlation with interest rates. History also shows that over shorter time periods REIT correlation to interest rates appears random.

Clearly, more factors are at work than interest rates. To determine the likely impact of changing levels of interest rates on real estate securities, one must consider a number of issues in the context of the current environment.

•	Which interest rates are rising & why?

•	Which specific property types are being discussed?

•	Which real estate securities are being considered?

1	Per Bloomberg 10-year CMT Index. REIT Preferred Stocks as tracked by Kensington Investment Group.

At the current time, it is anticipated that a strengthening economy will lead to higher long-term interest rates. In this environment, companies that can grow earnings faster than the rate at which interest rates increase will create value. This is as true for real estate companies as it is for the rest of corporate America.

Within the real estate sector, certain property types are positioned to thrive in a strengthening economy characterized in part by rising interest rates. For example, should single-family home affordability decline due to rising mortgage rates, apartment companies may be able to increase occupancy and revenue rather quickly. Certain other types of commercial properties may struggle in such an environment to produce competitive returns. Fully occupied office properties that are leased on a long-term basis (we call these “net lease” properties) will be slower to react to improving economic conditions by raising revenues. While these properties may outperform in a slow economy, the reverse could be true in an expanding economy.

A final factor is the specific real estate securities being considered. REITs issue common shares, preferred shares, corporate bonds and secured mortgages. Each has different claims on a company’s cash flow and assets. Some have fixed payment streams while others participate in the earnings growth of a company. Each security type may react differently to changing conditions. For example, improving credit quality in a strengthening economy may offset some of the negative impact on REIT preferred stocks of a corresponding rise in rates.

IN CONCLUSION

The dynamics that could drive up interest rates – inflationary pressures from economic growth – should also cause real estate fundamentals to improve. Improving fundamentals are a positive for all real estate securities and can offset some or all of the negative impact of rising rates.

Investors have a wide range of real estate securities from which to choose. The key for investors is to own these securities for the right reasons, as a long-term investment designed to provide a combination of current yield and growth potential through changing business environments.

KENSINGTON REAL ESTATE SECURITIES FUND

RESULTS AT A GLANCE

Results for other share classes can be found on page 19.

TOTAL RETURN FOR PERIODS ENDED JUNE 30, 2004 WITH ALL DISTRIBUTIONS REINVESTED	ONE YEAR	SINCE INCEPTION[1]
Kensington Real Estate Securities Fund	25.17%	26.72%
With sales load*	17.97%	21.79%
Morgan Stanley REIT Index[2]	26.33%	27.46%
S&P 500 Index[3]	19.11%	21.03%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain more current performance information, please call 1-877-833-7114.

*	Reflects the maximum sales load of 5.75%.

1	Fund inception 12/31/02.

2	The Morgan Stanley REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. The index was developed with a base value as of December 31, 1994.

3	The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

GROWTH OF A $10,000 INVESTMENT

Period from Fund inception on December 31, 2002 to June 30, 2004

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the Fund and do not take into account income or capital gain taxes. As outlined, in the prospectus, the sales charge is lower for investments of $50,000 or more.

The Morgan Stanley REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. The index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index. The Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It is not possible to invest directly in an index.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended June 30, 2004:

	One Year	Since Inception[2]
CLASS A SHARES[1]
reflecting 5.75% maximum sales charge	17.97%	21.79%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain more current performance information, please call 1-877-833-7114.

1	Performance for other share classes can be found on page 19.

2	Fund inception 12/31/02.

KENSINGTON REAL ESTATE SECURITIES FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

The Kensington Real Estate Securities Fund is designed for investors looking to maintain a commitment to real estate in their portfolios, with a focus on larger, high quality companies whose assets and business plans are consistent with a core real estate strategy. The Fund seeks total return from both capital appreciation and current income through investing in a portfolio of real estate securities.

The Kensington Real Estate Securities Fund finished the six month period ended June 30, 2004 with a 5.39% total return, slightly outperforming the Morgan Stanley REIT Index’s 5.19% gain year-to-date.1,2 The Kensington Real Estate Securities Fund met its yield objective, paying quarterly dividends during the six-month period ended June 30, 2004 which brought the Fund’s trailing twelve-month dividend yield to 3.87%3 and its 30-day SEC yield to 3.64%.

INVESTMENT STRATEGY

The Fund continues to be overweighted in the office and industrial sectors, which we believe are more attractively valued and expect to be some of the stronger beneficiaries of an improving economy. We are underweighted in retail companies, as we believe valuations in that sector are less attractive. Our investments in the multi-family sector are focused on a handful of companies whose assets and management expertise will give them an advantage when demand and pricing power return to this sector. We aim to add to the multi-family sector as appropriate opportunities arise.

IN CONCLUSION

Despite short-term price movements that can be driven by fund flows and investor sentiment, we believe improving industry fundamentals and reasonable securities prices augur well for the 12% annual total return that REITs have consistently generated over the past 25 years.4 We remain confident that our income oriented, value driven investment approach is an excellent way to include real estate’s competitive returns in your portfolio.

/S/ JOEL S. BEAM
JOEL S. BEAM
Portfolio Manager

Past performance is not predictive of future performance.

1	Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge). Had the maximum sales charge of 5.75% been reflected, returns would have been lower. One-year return for A shares is 25.17% (17.97% reflecting the maximum sales charge).

2	The Morgan Stanley REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. The index was developed with a base value as of December 31, 1994.

3	Kensington Real Estate Securities Fund dividend rate is the sum of the trailing 12 months of dividends (for Class A Shares) divided by the 6/30/04.

4	Source: Kensington Investment Group and NAREIT. The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The NAREIT Index excludes brokerage commissions or other 9 fees. The index was developed with a base value as of December 31, 1971.

It is not possible to invest directly in an index.

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KENSINGTON REAL ESTATE SECURITIES FUND

SCHEDULE OF PORTFOLIO INVESTMENTS

JUNE 30, 2004 (Unaudited)

	SHARES	MARKET VALUE($)
Common Stock (3.9%)
Real Estate
Medical Properties Trust[1,2]	87,900	879,000

Real Estate Investment Trusts (93.9%)
Apartments (15.7%)
Archstone-Smith Trust	18,600	545,538
Avalonbay Communities, Incorporated	11,050	624,546
Camden Property Trust	4,930	225,794
Capital Lease Funding, Incorporated[1]	16,400	170,560
Equity Residential Properties Trust	27,720	824,116
Home Properties, Incorporated	5,500	214,390
Post Properties, Incorporated	22,200	647,130
United Dominion Realty Trust, Incorporated	13,900	274,942

		3,527,016

Diversified (12.7%)
Catellus Development Corporation	17,500	431,375
Duke Realty Corporation	20,700	658,467
iStar Financial, Incorporated	16,400	656,000
Liberty Property Trust	10,860	436,681
Vornado Realty Trust	11,650	665,331

		2,847,854

Health Care (3.0%)
Ventas, Incorporated	28,800	672,480

Hotel/Restaurant (5.9%)
Ashford Hospitality Trust	40,000	334,000
Host Marriott Corporation[1]	45,100	557,436
MeriStar Hospitality Corporation[1]	64,900	443,916

		1,335,352

Industrial (7.3%)
AMB Property Corporation	8,175	283,100
EastGroup Properties, Incorporated	13,770	463,636
ProLogis Trust	27,460	903,983

		1,650,719

Office Property (22.6%)
Alexandria Real Estate Equities, Incorporated	3,900	221,442
American Financial Realty Trust	62,400	891,695
Boston Properties, Incorporated	17,675	885,164
CarrAmerica Realty Corporation	14,350	433,801
Equity Office Properties Trust	22,300	606,560
Kilroy Realty Corporation	7,000	238,700
Koger Equity, Incorporated	29,370	679,034
Mack-Cali Realty Corporation	10,775	445,870
Prentiss Properties Trust	19,950	668,724

		5,070,990

See accompanying notes to the financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

JUNE 30, 2004 (Unaudited) (continued)

	SHARES OR PRINCIPAL AMOUNT	MARKET VALUE($)
Retail (24.0%)
Acadia Realty Trust	50,000	687,000
Developers Diversified Realty Corporation	11,200	396,144
Federal Realty Investment Trust	5,450	226,666
General Growth Properties, Incorporated	22,650	669,761
Kimco Realty Corporation	11,700	532,350
Pan Pacific Retail Properties, Incorporated	13,600	687,072
Regency Centers Corporation	12,985	557,057
Rouse Company	11,200	532,000
Simon Property Group, Incorporated	21,500	1,105,529

		5,393,579

Storage (2.7%)
Public Storage, Incorporated	12,995	597,900

Total Real Estate Investment Trusts		21,095,890

Repurchase Agreement (1.0%)
Custodial Trust Company, 1.25%, dated 06/30/04,
due 07/01/04, repurchase price
$232,428 (collateralized by U.S. Treasury Bills)	$232,420	232,420

Total Investments (Cost $21,214,227) (a) - 98.8%		22,207,310
Other assets in excess of liabilities - 1.2%		276,379

NET ASSETS - 100.0%		$22,483,689

[1]	Represents non-income producing securities.

[2]	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Adviser, using Board approved procedures, has deemed all or a portion of these securities to be liquid.

(a)	Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$1,332,824
Unrealized depreciation	(339,741)

Net unrealized appreciation	$993,083

See accompanying notes to the financial statements.

KENSINGTON REAL ESTATE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2004 (Unaudited)

ASSETS
Investments, at value (cost $20,981,807)	$21,974,890
Repurchase agreements, at cost	232,420

Total Investments, (cost $21,214,227)	22,207,310
Interest and dividends receivable	130,482
Receivables from investment securities sold	1,020,235
Receivable for capital shares issued	47,741
Prepaid expenses	832

Total Assets	23,406,600

LIABILITIES
Payables for investments purchased	894,368
Payable for capital shares redeemed	780
Accrued expenses and other payables
Investment advisory fees	4,108
Distribution fees	11,223
Other	12,432

Total Liabilities	922,911

NET ASSETS	$22,483,689

Capital	$21,164,278
Undistributed net investment income	6,642
Undistributed realized gains on investments	319,686
Net unrealized appreciation on investments	993,083

Net Assets	$22,483,689

Class A
Net Assets	$11,211,750
Shares outstanding	336,484

Redemption price per share	$33.32

Maximum Sales Charge-Class A	5.75%
Maximum Offering Price

[100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent] per share	$35.35

Class B
Net Assets	$1,765,702
Shares outstanding	53,184

Offering price per share[1]	$33.20

Class C
Net Assets	$9,506,237
Shares outstanding	286,726

Offering price per share[1]	$33.15

[1]	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

STATEMENT OF OPERATIONS

PERIOD ENDED JUNE 30, 2004
(Unaudited)
INVESTMENT INCOME
Interest income	$1,992
Dividend income	503,620

Total Investment Income	505,612

EXPENSES
Investment advisory fees	75,849
Administration fees	10,623
Distribution fees
Class A	10,841
Class B	6,816
Class C	39,054
Custodian fees	3,859
Fund accounting fees	25,000
Transfer agent fees	22,620
State registration fees	29,274
Printing fees	1,515
Other expenses	4,791

Total expenses before waivers	230,242
Less expenses waived/reimbursed by the Adviser	(66,450)

Net Expenses	163,792

Net Investment Income	341,820

REALIZED/UNREALIZED GAINS FROM INVESTMENTS
Net realized gains from investments	264,957
Change in unrealized appreciation/depreciation from investments	37,481

Net realized/unrealized gains from investments	302,438

Change in net assets resulting from operations	$644,258

See accompanying notes to the financial statements.

KENSINGTON REAL ESTATE SECURITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	PERIOD ENDED
	JUNE 30, 2004	DECEMBER 31, 2003	MARCH 31, 2003[1]
	(Unaudited)
FROM INVESTMENT ACTIVITIES OPERATIONS
Net investment income	$341,820	$129,958	$983
Net realized gains from investments	264,957	153,748	248
Net change in unrealized appreciation/depreciation from investments	37,481	954,328	1,274

Change in net assets resulting from operations	644,258	1,238,034	2,505

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(176,120)	(87,869)	(704)
From net realized gains from investments	—	(24,225)	—
DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(24,043)	(12,560)	(72)
From net realized gains from investments	—	(4,170)	—
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(135,015)	(75,764)	(72)
From net realized gains from investments	—	(24,889)	—

Change in net assets from distributions to shareholders	(335,178)	(229,477)	(848)

CAPITAL TRANSACTIONS
Proceeds from shares issued	12,408,792	10,980,944	100,000
Shares issued in reinvestment of distributions	287,303	202,427	848
Payments for shares redeemed	(2,496,505)	(319,414)	—

Change in net assets from capital transactions	10,199,590	10,863,957	100,848

Change in net assets	10,508,670	11,872,514	102,505
NET ASSETS
Beginning of period	11,975,019	102,505	—

End of period	$22,483,689	$11,975,019	$102,505

Undistributed net investment income	$6,642	$—	$252

[1]	From commencement of operations on December 31, 2002.

See accompanying notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	PERIOD ENDED
	JUNE 30, 2004	DECEMBER 31, 2003	MARCH 31, 2003[1]
	(Unaudited)
CAPITAL TRANSACTIONS:
Class A:
Proceeds from shares issued	$7,353,850	$5,087,255	$80,000
Dividends reinvested	155,532	101,753	704
Cost of shares redeemed	(2,036,746)	(117,826)	—

Change	$5,472,636	$5,071,182	$80,704

Class B:
Proceeds from shares issued	$841,439	$800,669	$10,000
Dividends reinvested	20,022	14,982	72
Cost of shares redeemed	(39,533)	(424)	—

Change	$821,928	$815,227	$10,072

Class C:
Proceeds from shares issued	$4,213,503	$5,093,020	$10,000
Dividends reinvested	111,749	85,692	72
Cost of shares redeemed	(420,226)	(201,164)	—

Change	$3,905,026	$4,977,548	$10,072

SHARE TRANSACTIONS:
Class A:
Issued	222,247	171,117	3,200
Reinvested	4,712	3,336	29
Redeemed	(64,346)	(3,811)	—

Change	162,613	170,642	3,229

Class B:
Issued	25,577	27,359	400
Reinvested	609	493	3
Redeemed	(1,243)	(14)	—

Change	24,943	27,838	403

Class C:
Issued	126,124	174,073	400
Reinvested	3,399	2,815	3
Redeemed	(13,301)	(6,787)	—

Change	116,222	170,101	403

1	From commencement of operations on December 31, 2002.

See accompanying notes to the financial statements.

KENSINGTON REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Less Dividends
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized/ Unrealized Gains on Investments	Total From Investment Activities	Net Investment Income	Net Realized Gains
Kensington Real Estate Securities Fund Class A
Period Ended June 30, 2004*	$32.21	0.69	(e)	1.04	1.73	(0.62)	—
Period Ended December 31, 2003	$25.41	0.83		7.14	7.97	(1.02)	(0.15)
Period Ended March 31, 2003**	$25.00	0.25		0.38	0.63	(0.22)	—
Kensington Real Estate Securities Fund Class B
Period Ended June 30, 2004*	$32.12	0.57	(e)	1.03	1.60	(0.52)	—
Period Ended December 31, 2003	$25.40	0.70		7.06	7.76	(0.89)	(0.15)
Period Ended March 31, 2003**	$25.00	0.21		0.37	0.58	(0.18)	—
Kensington Real Estate Securities Fund Class C
Period Ended June 30, 2004*	$32.07	0.56	(e)	1.04	1.60	(0.52)	—
Period Ended December 31, 2003	$25.40	0.69		7.04	7.73	(0.91)	(0.15)
Period Ended March 31, 2003**	$25.00	0.21		0.37	0.58	(0.18)	—

*	Unaudited.

**	From commencement of operations on December 31, 2002.

(a)	Total return excludes sales charge.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)	Per share net investment income has been calculated using the daily average shares method.

See accompanying notes to the financial statements.

	from				Ratios/Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover (d)
Kensington Real Estate Securities Fund Class A
Period Ended June 30, 2004*	(0.62)	$33.32	5.39%	$11,212	1.45%	4.22%	60.61%
Period Ended December 31, 2003	(1.17)	$32.21	31.86%	$5,600	1.45%	4.11%	87.64%
Period Ended March 31, 2003**	(0.22)	$25.41	2.55%	$82	1.45%	4.13%	13.10%
Kensington Real Estate Securities Fund Class B
Period Ended June 30, 2004*	(0.52)	$33.20	4.99%	$1,766	2.20%	3.50%	60.61%
Period Ended December 31, 2003	(1.04)	$32.12	30.99%	$907	2.20%	3.33%	87.64%
Period Ended March 31, 2003**	(0.18)	$25.40	2.34%	$10	2.20%	3.38%	13.10%
Kensington Real Estate Securities Fund Class C
Period Ended June 30, 2004*	(0.52)	$33.15	5.00%	$9,506	2.20%	3.43%	60.61%
Period Ended December 31, 2003	(1.06)	$32.07	30.88%	$5,468	2.20%	3.36%	87.64%
Period Ended March 31, 2003**	(0.18)	$25.40	2.34%	$10	2.20%	3.38%	13.10%

KENSINGTON REAL ESTATE SECURITIES FUND

OTHER SHARE CLASS RESULTS (Unaudited)

TOTAL RETURN FOR PERIODS ENDED JUNE 30, 2004 WITH ALL DISTRIBUTIONS REINVESTED	ONE YEAR	SINCE INCEPTION[1]

CLASS B SHARES
not reflecting CDSC[2]	24.17%	25.67%
reflecting applicable CDSC	19.17%	23.27%
CLASS C SHARES
not reflecting CDSC[2]	24.08%	25.61%
reflecting applicable CDSC	23.08%	25.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain more current performance information, please call 1-877-833-7114.

[1]	Fund inception 12/31/02.

[2]	CDSC= contingent deferred sales charge, price per share varies by length of time shares are held.

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KENSINGTON SELECT INCOME FUND

RESULTS AT A GLANCE

Results for other share classes can be found on page 37.

AVERAGE ANNUAL RETURN FOR PERIODS ENDED JUNE 30, 2004 WITH ALL DISTRIBUTIONS REINVESTED	ONE YEAR	THREE YEAR	SINCE INCEPTION[1]

Kensington Select Income Fund	8.19%	16.06%	20.62%
With sales load*	1.98%	13.79%	18.44%
Merrill Lynch Preferred Index[2]	-0.45%	5.91%	6.29%
NAREIT Composite Index[3]	26.61%	16.28%	18.79%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain more current performance information, please call 1-877-833-7114.

*	Reflects the maximum sales load of 5.75%.

[1]	Fund Inception 3/30/01. While the Class A shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 3, 2001

[2]	The Merrill Lynch Preferred Index is an unmanaged market capitalization weighted index that includes perpetual payment preferred issues. The Preferred Index consists of a set of exchange-traded preferred stocks that are covered by Merrill Lynch Fixed Income Research.

[3]	The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index was developed with a base value as of December 31, 1971.

The indices above do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

GROWTH OF A $10,000 INVESTMENT

Period from Fund inception on March 30, 2001 to June 30, 2004

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the Fund and do not take into account income or capital gain taxes. As outlined, in the prospectus, the sales charge is lower for investments of $50,000 or more.

The Merrill Lynch Preferred Index is an unmanaged market capitalization weighted index that includes perpetual payment preferred issues. The Preferred Index consists of a set of exchange-traded preferred stocks that are covered by Merrill Lynch Fixed Income Research. The Index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index. The Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It is not possible to invest directly in an index.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended June 30, 2004:

	One Year	Three Year	Since Inception[2]
CLASS A SHARES[1]
reflecting 5.75% maximum sales charge	1.98%	13.79%	18.44%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain more current performance information, please call 1-877-833-7114.

[1]	Performance for other share classes can be found on page 37.

[2]	Fund inception 3/30/01.

KENSINGTON SELECT INCOME FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

The Kensington Select Income Fund is designed for investors seeking a relatively high, stable dividend yield with the potential for modest growth over time.

The Kensington Select Income Fund continued to meet its yield objective, maintaining its quarterly dividend rate during the six-month period ended June 30, 2004. This brought the Fund’s trailing twelve-month dividend yield to 7.30%1 and its 30-day SEC yield to 8.63%.

The Fund’s dividend yield continued to be well above yields on other equity market alternatives and government bonds. For example, at the end of this reporting period, the S&P 500 dividend yield was 1.63% and the dividend yield on a 10-Year Treasury Note was 4.62%.2,3

On a total return basis, the Kensington Select Income Fund generated a negative 1.3% total return for the six-month period ended June 30, 2004 versus the Merrill Lynch Preferred Stock Index’s decline of 2.8%.4,5

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain more current performance information, please call 1-877-833-7114.

[1]	Kensington Select Income Fund dividend rate is the sum of the trailing 12 months of dividends (for Class A shares) divided by the 6/30/04 NAV.

[2]	The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks. An investor cannot invest directly in an index.

[3]	Source: S&P 500 - Bloomberg as of 6/30/04; 10-Year Treasury Bonds – Bloomberg as of 6/30/04. The risks of investing in equity REITs are unique and similar to those of directly owning real estate (i.e. regulatory risks, concentration risk and diversification risk). Unlike REITs and stocks, which are subject to fluctuation in both principal value and return, U.S. Treasury securities are backed by the U.S. Government and, if held to maturity, offer a fixed rate of return and fixed principal value.

[4]	Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge). Had the maximum sales charge of 5.75% been reflected, returns would have been lower. One-year return for A shares is 8.19% (1.98% reflecting the maximum sales charge).

[5]	The Merril Lynch Preferred Index is an unmanaged market capitalization weighted index that includes perpetual payment preferred issues. The Preferred Index consists of a set of exchange-traded preferred stocks that are covered by Merrill Lynch Fixed Income Research. The index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

INVESTMENT STRATEGY

Over the last twelve months, approximately 80% of Fund assets were invested in real estate company senior securities, primarily preferred stocks, with the remainder invested in REIT common stocks. On average, the preferred stocks in the portfolio are yielding over 8%, more than 3% (300 basis points) higher than 10-Year Treasury yields, a comfortable cushion by historical standards. We feel this indicates that some anticipated increase in interest rates is already reflected in current market prices. Therefore, a modest rise in 10-year treasury yields should have a minimal impact on REIT preferred stock prices. Notably, REIT preferred stock dividends seem secure. REIT companies are generating over $2.00 in cash flow for every $1.00 of fixed charges (i.e. preferred dividends plus interest on debt).

We have also begun to buy more higher-yielding REIT common stocks. As the economy recovers, we anticipate introducing more potential dividend growth into the Fund’s portfolio. While we believe increasing the growth potential of the Fund’s portfolio is an appropriate step at this time, we intend to maintain a majority of the Fund’s assets in REIT preferred stocks.

IN CONCLUSION

Two performance observations are worth noting. First, over the last 12 months, the Fund has produced a total return of 8.2%, right in line with our expectations. Second, while we are pleased that the Fund has generated average annual returns of 20.62% from inception on March 30, 2001 through the close of this reporting period, we feel the last 12 months returns are more indicative of the long-term return potential of this Fund. Thus investors should keep in mind that the Fund’s objectives is to seek a relatively high, stable dividend yield with the potential for modest growth overtime.

/S/ PAUL GRAY	/S/ JOEL S. BEAM
PAUL GRAY	JOEL S. BEAM
Portfolio Manager	Portfolio Manager

KENSINGTON SELECT INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS

JUNE 30, 2004 (Unaudited)

	SHARES	MARKET VALUE($)
Common Stock (2.0%)
Finance Services
Spirit Finance Corporation[1,2]	1,434,400	14,344,000

Preferred Stock (118.5%)
Real Estate Investment Trusts
Affordable Residential, Series A, 8.25%	776,400	19,992,300
Alexandria Real Estate Equities, Incorporated, Series B, 9.10%	205,800	5,498,976
Alexandria Real Estate Equities, Incorporated, Series C, 8.375%	200,000	5,068,760
American Home Mortgage Investment Corporation, Series A, 9.75%	140,000	3,500,000
Annaly Mortgage Management, Series A, 7.875%	956,000	22,370,400
Anthracite Capital, Incorporated, Series C, 9.375%	852,700	22,170,200
Apartment Investment & Management Company, Class Q, 10.10%	51,800	1,357,160
Apartment Investment & Management Company, Class R, 10.00%	196,400	5,177,104
Apartment Investment & Management Company, Series G, 9.375%	376,200	9,743,580
Apartment Investment & Management Company, Series T, 8.00%	898,500	21,671,820
Apartment Investment & Management Company, Series U, 7.75%	1,024,400	23,970,959
Associated Estates Realty, Series A, 9.75%	193,600	4,888,400
Bedford Property Investors, Incorporated, Series A, 8.75%[2,3]	400,000	19,762,520
Bedford Property Investors, Incorporated, Series B, 7.625%[4]	325,000	7,800,000
Boykin Lodging Company, Class A, 10.50%	465,100	12,185,620
Brandywine Realty Trust, Series C, 7.50%[4]	421,700	10,247,310
Brandywine Realty Trust, Series D, 7.375%[4]	389,700	9,625,590
Capital Automotive REIT, 6.75%	800,000	17,752,000
Capital Automotive REIT, Series A, 7.50%	360,544	8,598,974
CBL & Associates Properties, Incorporated, Series B, 8.75%	138,700	7,323,360
CBL & Associates Properties, Incorporated, Series C, 7.75%[4]	431,100	10,902,519
Colonial Properties Trust, Series D, 8.125%	435,100	11,151,613
Corporate Office Properties Trust, Series F, 9.875%	151,200	4,099,788
Corporate Office Properties Trust, Series G, 8.00%	434,400	10,860,000
Cousins Properties, Incorporated, Series A, 7.75%	585,400	14,752,080
Crescent Real Estate Equities Company, Series A, 6.75%	349,700	6,987,006

See accompanying notes to the financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

JUNE 30, 2004 (Unaudited) (continued)

	SHARES	MARKET VALUE($)
Crescent Real Estate Equities Company, Series B, 9.50%	726,100	19,121,844
EastGroup Properties, Incorporated, Series D, 7.95%	393,500	10,427,750
Entertainment Properties Trust, Series A, 9.50%	699,500	18,624,188
Equity Inns, Incorporated, Series B, 8.75%	109,700	2,753,470
FelCor Lodging Trust, Incorporated, Series A, $ 1.95[4]	316,600	7,519,250
FelCor Lodging Trust, Incorporated, Series B, 9.00%	438,300	10,957,500
Forest City Enterprises, Incorporated, Series, 7.375%	818,500	19,071,050
Glimcher Realty Trust, Series F, 8.75%	694,000	17,558,200
Glimcher Realty Trust, Series G, 8.125%	439,600	10,440,500
Highwoods Properties, Incorporated, Series A, 8.625%	6,204	6,483,180
Highwoods Properties, Incorporated, Series B, 8.00%	300,700	7,361,136
Highwoods Properties, Incorporated, Series D, 8.00%	188,600	4,573,550
Home Properties of New York, Incorporated, Series F, 9.00%[4]	317,600	8,902,741
Hospitality Properties Trust, Series B, 8.875%	324,500	8,550,575
Host Marriott Corporation, Series E, 8.875%	600,000	15,270,000
HRPT Properties Trust, Series B, 8.75%	222,182	5,843,387
Impac Mortgage Holdings, Incorporated, Series B, 9.375%	500,000	12,620,000
Innkeepers USA Trust, Series C, 8.00%	357,300	8,610,930
iStar Financial, Incorporated, Series D, 8.00%	175,950	4,301,978
iStar Financial, Incorporated, Series E, 7.875%	653,000	16,161,750
iStar Financial, Incorporated, Series F, 7.80%[4]	9,300	220,410
iStar Financial, Incorporated, Series G, 7.65%	400,000	9,690,000
iStar Financial, Incorporated, Series I, 7.50%	300,000	6,972,000
Keystone Properties Trust, Series D, 9.125%	176,200	4,563,580
Keystone Properties Trust, Series E, 7.375%	2,000	50,400
Kilroy Realty Corporation, Series E, 7.80%	134,000	3,296,400
Koger Equity, Incorporated, Series A, 8.50%	1,001,300	25,733,409
Kramont Realty Trust, Series E, 8.25%	617,600	15,563,520
La Quinta Properties, Incorporated, Series A, 9.00%	191,000	4,784,550
LaSalle Hotel Properties, Series A, 10.25%	283,500	7,590,713
Lexington Corporate Properties Trust, Series B, 8.05%	439,100	11,034,583
LTC Properties, Incorporated, Series F, 8.00%	796,100	19,504,450
Maguire Properties, Incorporated, Series A, 7.625%	930,200	22,464,330
MFA Mortgage Investment, Incorporated, Series A, 8.50%	435,000	10,727,100
Mid-America Apartment Communities, Incorporated, Series H, 8.30%	600,900	15,112,635
Mills Corporation, Series B, 9.00%	256,600	6,835,824
Mills Corporation, Series E, 8.75%	603,100	15,807,251
Nationwide Health Properties, Series A, 7.677%	50,000	4,826,565
Newcastle Investment Corporation, Series B, 9.75%	593,225	16,254,365
Novastar Financial, Series C, 8.90%	292,400	6,994,208

See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS

JUNE 30, 2004 (Unaudited) (continued)

	SHARES	MARKET VALUE($)
Omega Healthcare Investors, Incorporated,
Series D, 8.375%	957,600	24,035,759
Parkway Properties, Incorporated, Series D, 8.00%[4]	507,100	13,052,754
Pennsylvania Real Estate Investment Trust, Series A, 11.00%	169,400	9,977,660
Prime Group Realty Trust, Series B, 9.00%	106,900	2,586,980
Public Storage, Incorporated, Series A, Deposit Shares	186,050	4,857,766
RAIT Investment Trust, Series A, 7.75%	376,500	9,058,590
Ramco-Gershenson Properties Trust, Series C, 7.95%	99,800	2,879,230
Saul Centers, Incorporated, Series A, 8.00%	262,000	6,681,000
Sizeler Property Investors, Incorporated, Series B, 9.75%[1]	280,000	7,308,000
SL Green Realty Corporation, Series D, 7.875%	300,000	7,500,000
U.S. Restaurant Properties, Series A, 7.72%	63,600	1,478,700
Urstadt Biddle Properties, Incorporated, Series C, 8.50%[1,2]	95,500	10,457,250
Winston Hotels, Incorporated, Series B, 8.00%	448,000	10,760,960

Total Preferred Stock		831,271,960

Real Estate Investment Trusts (16.9%)
Hotels (1.7%)
Ashford Hospitality Trust	1,435,000	11,982,250

Mortgage (5.3%)
Anthracite Capital, Incorporated	1,033,100	12,376,538
Anworth Mortgage Asset Corporation	246,200	2,924,856
Luminent Mortgage Capital, Incorporated	606,400	7,276,800
MFA Mortgage Investments, Incorporated	355,900	3,167,510
Newcastle Investment Corporation	371,100	11,114,445

		36,860,149

Office Property (5.6%)
American Financial Realty Trust[2,3]	1,486,400	21,240,656
HRPT Properties Trust	742,600	7,433,426
Koger Equity, Incorporated	458,600	10,602,832

		39,276,914

Retail (0.5%)
Kramont Realty Trust	214,200	3,427,200

Whole Loans (3.8%)
RAIT Investment Trust[5]	1,090,900	26,890,685

Total Real Estate Investment Trusts		118,437,198

See accompanying notes to the financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

JUNE 30, 2004 (Unaudited) (continued)

	PRINCIPAL AMOUNT	MARKET VALUE($)
Repurchase Agreement (0.5%)
Custodial Trust Company, 0.75%, dated 06/30/04, due 07/01/04, repurchase price $3,341,931 (collateralized by U.S. Treasury Securities)[6]	$3,341,861	3,341,861

Total Investments (Cost $953,684,414) (a) - 137.9%		967,395,019
Liabilities in excess of other assets - (37.9)%		(265,852,292)

NET ASSETS - 100.0%		$701,542,727

[1]	The Adviser, using board approved procedures, has deemed all or a portion of the security to be illiquid.

[2]	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.

[3]	The Adviser, using board approved procedures, has deemed all or a portion of the security to be liquid.

[4]	A portion of the security was on loan at June 30, 2004.

[5]	Represents non-income producing securities.

[6]	Security purchased with the cash proceeds from securities loaned.

(a)	Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$31,060,502
Unrealized depreciation	(17,349,897)

Net unrealized appreciation	$13,710,605

	SHARES	MARKET VALUE($)
Securities Sold Short (1.6%)
Common Stock (0.1%)
Financial Services
W.P. Carey & Company LLC	29,300	872,554

Real Estate Investment Trusts (1.5%)
Diversified (0.2%)
Capital Automotive REIT	36,100	1,058,813

Retail (1.3%)
Realty Income Corporation	224,800	9,380,904

		10,439,717

Total Securities Sold Short (Proceeds $10,608,806)		$11,312,271

See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2004 (Unaudited)

ASSETS
Investments, at value[1] (cost $950,342,553)	$964,053,158
Repurchase agreement, at cost	3,341,861

Total Investments, (cost $953,684,414)	967,395,019
Deposits with broker and custodian bank for securities sold short	11,410,752
Interest and dividends receivable	8,149,686
Receivables from investments sold	10,967,338
Receivable for capital shares issued	689,970
Prepaid expenses	14,239

Total Assets	998,627,004

LIABILITIES
Demand loan payable to bank	275,337,995
Securities sold short (proceeds $10,608,806)	11,312,271
Payable for return of collateral received for securities on loan	3,341,861
Payables for investments purchased	5,097,251
Payable for capital shares redeemed	563,730
Accrued expenses and other payables
Investment advisory fees	520,961
Distribution fees	303,583
Other	606,625

Total Liabilities	297,084,277

NET ASSETS	$701,542,727

Capital	$666,417,929
Undistributed net investment income	9,756,917
Undistributed net realized gains on investments and securities sold short	12,360,741
Net unrealized appreciation on investments and securities sold short	13,007,140

Net Assets	$701,542,727

Class A
Net Assets	$435,256,511
Shares outstanding	12,407,576

Redemption price per share	$35.08

Maximum Sales Charge - Class A	5.75%

Maximum Offering Price [100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent] per share	$37.22

Class B
Net Assets	$70,275,452
Shares outstanding	2,014,504

Offering price per share[2]	$34.88

Class C
Net Assets	$196,010,764
Shares outstanding	5,627,800

Offering price per share[2]	$34.83

[1]	Includes securities on loan of $3,232,654.

[2]	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

STATEMENT OF OPERATIONS

PERIOD ENDED JUNE 30, 2004
(Unaudited)
INVESTMENT INCOME
Interest income	$827,708
Securities lending income	5,888
Dividend income	42,828,210

Total Investment Income	43,661,806

EXPENSES
Investment advisory fees	3,748,128
Administration fees	451,922
Distribution fees
Class A	596,804
Class B	343,753
Class C	1,017,160
Custodian fees	60,246
Transfer agent fees	322,969
Trustees’ fees	8,481
Dividend expense on securities sold short	102,489
Interest expense	2,026,241
Recoupment of prior expenses reimbursed by the Adviser	286,509
Other expenses	181,717

Net Expenses	9,146,419

Net Investment Income	34,515,387

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS AND SECURITIES SOLD SHORT
Net realized gains from investments	12,577,913
Net realized gains on securities sold short	77,449
Change in unrealized appreciation/depreciation from investments and securities sold short	(61,465,687)

Net realized/unrealized losses from investments and securities sold short	(48,810,325)

Change in net assets resulting from operations	$(14,294,938)

See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	PERIOD ENDED
	JUNE 30, 2004	DECEMBER 31, 2003	MARCH 31, 2003
	(Unaudited)
FROM INVESTMENT ACTIVITIES
OPERATIONS
Net investment income	$34,515,387	$26,659,289	$24,736,398
Net realized gains from investments and options	12,577,913	17,098,663	(138,343)
Net realized gains (losses) on securities sold short	77,449	(326,453)	177,380
Net change in unrealized appreciation/ depreciation from investments, options and securities sold short	(61,465,687)	63,936,566	5,465,124

Change in net assets resulting from operations	(14,294,938)	107,368,065	30,240,559

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(16,406,449)	(21,782,289)	(17,443,269)
From net realized gains from investments and securities sold short	—	(6,450,559)	—
DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(2,130,618)	(2,780,296)	(2,015,023)
From net realized gains from investments and securities sold short	—	(906,470)	—
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(6,221,403)	(7,799,380)	(5,240,067)
From net realized gains from investments and securities sold short	—	(2,703,569)	—

Change in net assets from distributions to shareholders	(24,758,470)	(42,422,563)	(24,698,359)

CAPITAL TRANSACTIONS
Proceeds from shares issued	220,588,761	373,590,225	595,795,265
Shares issued in reinvestment of distributions	17,295,662	30,250,055	16,776,495
Payments for shares redeemed	(231,459,003)	(136,798,124)	(374,720,654)

Change in net assets from capital transactions	6,425,420	267,042,156	237,851,106

Change in net assets	(32,627,988)	331,987,658	243,393,306

NET ASSETS
Beginning of period	734,170,715	402,183,057	160,031,751

End of period	$701,542,727	$734,170,715	$403,425,057

Undistributed net investment income	$9,756,917	$—	$44,727

See accompanying notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	PERIOD ENDED
	JUNE 30, 2004	DECEMBER 31, 2003	MARCH 31, 2003
	(Unaudited)
CAPITAL TRANSACTIONS:
Class A:
Proceeds from shares issued	$167,791,048	$271,423,681	$477,989,370
Dividends reinvested	11,606,449	20,398,461	12,051,376
Cost of shares redeemed	(193,168,917)	(123,478,645)	(348,182,666)

Change	$(13,771,420)	$168,343,497	$141,858,080

Class B:
Proceeds from shares issued	$11,960,111	$18,633,992	$27,905,475
Dividends reinvested	1,313,349	2,333,891	1,147,112
Cost of shares redeemed	(4,526,715)	(2,228,302)	(981,190)

Change	$8,746,745	$18,739,581	$28,071,397

Class C:
Proceeds from shares issued	$40,837,603	$83,532,552	$89,900,420
Dividends reinvested	4,375,863	7,517,703	3,578,007
Cost of shares redeemed	(33,763,371)	(11,091,177)	(25,556,798)

Change	$11,450,095	$79,959,078	$67,921,629

SHARE TRANSACTIONS:
Class A:
Issued	4,560,070	7,735,747	14,891,132
Reinvested	319,862	575,646	375,981
Redeemed	(5,370,972)	(3,520,023)	(10,992,093)

Change	(491,040)	(4,791,370)	4,275,020

Class B:
Issued	329,215	536,010	875,245
Reinvested	36,596	66,093	35,986
Redeemed	(126,165)	(62,977)	(30,977)

Change	239,646	539,126	880,254

Class C:
Issued	1,116,440	2,390,368	2,809,143
Reinvested	121,858	213,092	112,280
Redeemed	(955,508)	(315,476)	(814,156)

Change	282,790	2,287,984	2,107,267

See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

STATEMENT OF CASH FLOWS

PERIOD ENDED JUNE 30, 2004
(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income	$34,515,387
Adjustments to reconcile net investment income to net cash used in operating activities:
Purchases of investment securities	(786,885,141)
Proceeds from disposition of investments and securities sold short	637,741,816
Change in deposits with broker and custodian bank for securities sold short	(7,829,381)
Change in interest and dividends receivable	(1,320,477)
Change in payable for return of collateral received for securities on loan	669,587
Change in accrued expenses and other payables	164,134
Net amortization/accretion from investments	(7,236)
Net cash used in operating activities	(122,951,311)

CASH FLOWS FROM FINANCING ACTIVITIES:
Demand loan payable	139,969,931
Proceeds from shares issued	221,626,831
Cost of shares redeemed	(231,182,643)
Cash distributions paid	(7,462,808)

Net cash provided by financing activities	122,951,311

Change in cash	—
CASH:
Beginning balance	—

Ending balance	$—

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income of $17,295,662.

See accompanying notes to the financial statements.

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KENSINGTON SELECT INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Less Dividends
	Net Asset Value Beginning of Period	Net Investment Income	Net Realized/ Unrealized Gains on Investments, Options and Securities Sold Short	Total From Investment Activities	Net Investment Income	Net Investment Gains	Return of Capital
Kensington Select Income Fund Class A
Period Ended June 30, 2004*	$36.76	1.41	(1.85)	(0.44)	(1.24)	—	—
Period Ended December 31, 2003	$32.50	1.67	5.07	6.74	(1.95)	(0.53)	—
Year Ended March 31, 2003	$31.18	2.57	1.29	3.86	(2.54)	—	—
Period Ended March 31, 2002**	$25.00	2.51	6.29	8.80	(2.58)	—	(0.04)
Kensington Select Income Fund Class B
Period Ended June 30, 2004*	$36.57	1.19	(1.78)	(0.59)	(1.10)	—	—
Period Ended December 31, 2003	$32.35	1.47	5.04	6.51	(1.76)	(0.53)	—
Year Ended March 31, 2003	$31.08	2.26	1.35	3.61	(2.34)	—	—
Period Ended March 31, 2002**	$25.00	2.45	6.12	8.57	(2.45)	—	(0.04)
Kensington Select Income Fund Class C
Period Ended June 30, 2004*	$36.51	1.23	(1.81)	(0.58)	(1.10)	—	—
Period Ended December 31, 2003	$32.30	1.48	5.02	6.50	(1.76)	(0.53)	—
Year Ended March 31, 2003	$31.06	2.28	1.31	3.59	(2.35)	—	—
Period Ended March 31, 2002**	$25.00	2.46	6.12	8.58	(2.48)	—	(0.04)

*	Unaudited.

**	From commencement of operations on April 3, 2001.

(a)	Total return excludes sales charge.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Excludes dividend and interest expense.

(e)	Includes dividend and interest expense.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

	from				Ratios/Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Expenses to Average Net Assets (c)(e)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover(f)
Kensington Select Income Fund Class A
Period Ended June 30, 2004*	(1.24)	$35.08	(1.27)%	$435,257	1.60%	2.16%	9.51%	26.52%
Period Ended December 31, 2003	(2.48)	$36.76	21.21%	$474,117	1.60%	2.01%	6.34%	22.49%
Year Ended March 31, 2003	(2.54)	$32.50	12.74%	$263,459	1.60%	2.18%	8.73%	49.59%
Period Ended March 31, 2002**	(2.62)	$31.18	36.37%	$119,483	1.60%	2.16%	11.00%	33.27%
Kensington Select Income Fund Class B
Period Ended June 30, 2004*	(1.10)	$34.88	(1.68)%	$70,275	2.35%	2.92%	8.75%	26.52%
Period Ended December 31, 2003	(2.29)	$36.57	20.54%	$64,900	2.35%	2.77%	5.54%	22.49%
Year Ended March 31, 2003	(2.34)	$32.35	11.89%	$39,973	2.35%	3.00%	7.75%	49.59%
Period Ended March 31, 2002**	(2.49)	$31.08	35.41%	$11,049	2.35%	3.04%	9.94%	33.27%
Kensington Select Income Fund Class C
Period Ended June 30, 2004*	(1.10)	$34.83	(1.65)%	$196,011	2.35%	2.92%	8.60%	26.52%
Period Ended December 31, 2003	(2.29)	$36.51	20.54%	$195,153	2.35%	2.77%	5.61%	22.49%
Year Ended March 31, 2003	(2.35)	$32.30	11.87%	$98,752	2.35%	3.00%	7.85%	49.59%
Period Ended March 31, 2002**	(2.52)	$31.06	35.42%	$29,499	2.35%	3.00%	10.07%	33.27%

KENSINGTON SELECT INCOME FUND

OTHER SHARE CLASS RESULTS (Unaudited)

AVERAGE ANNUAL RETURN FOR PERIODS ENDED JUNE 30, 2004 WITH ALL DISTRIBUTIONS REINVESTED	ONE YEAR	THREE YEAR	SINCE INCEPTION[1]
CLASS B SHARES
not reflecting CDSC[2]	7.33%	15.17%	19.72%
reflecting applicable CDSC	2.37%	14.42%	19.10%

CLASS C SHARES
not reflecting CDSC[2]	7.34%	15.20%	19.73%
reflecting applicable CDSC	6.35%	15.20%	19.73%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain more current performance information, please call 1-877-833-7114.

[1]	Fund inception 3/30/01. While the Class B and Class C shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 3, 2001.

[2]	CDSC= contingent deferred sales charge, price per share varies by length of time shares are held.

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KENSINGTON STRATEGIC REALTY FUND

RESULTS AT A GLANCE

Results for other share classes can be found on page 55.

AVERAGE ANNUAL RETURN FOR PERIODS ENDED JUNE 30, 2004 WITH ALL DISTRIBUTIONS REINVESTED	ONE YEAR	THREE YEAR	SINCE INCEPTION[1]	AGGREGATE SINCE INCEPTION[1]
Kensington Strategic Realty Fund	17.57%	13.73%	24.18%	182.26%
With sales load*	10.80%	11.50%	22.65%	165.98%
NAREIT Composite Index[2]	28.61%	16.28%	17.30%	104.36%
S&P 500 Index[3]	19.11%	-0.69%	-1.52%	-10.19%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain more current performance information, please call 1-877-833-7114.

*	Reflects the maximum sales load of 5.75%.

[1]	Fund inception 9/15/99.

[2]	The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index was developed with a base value as of December 31, 1971.

[3]	The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

GROWTH OF A $10,000 INVESTMENT

Period from commencement on September 15, 1999 to June 30, 2004

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the Fund and do not take into account income or capital gain taxes. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The Index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index. The Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It is not possible to invest directly in an index.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended June 30, 2004:

	One Year	Three Year	Since Inception[2]
CLASS A SHARES[1]
reflecting 5.75% maximum sales charge	10.80%	11.50%	22.65%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain more current performance information, please call 1-877-833-7114.

[1]	Performance for other share classes can be found on page 55.

[2]	Fund inception 9/15/99.

KENSINGTON STRATEGIC REALTY FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

The Kensington Strategic Realty Fund is designed for investors seeking total return through a combination of high current income relative to equity investment alternatives, plus long-term growth of capital. The Fund may invest in both REIT common and preferred stocks as well as utilize hedging strategies to mitigate risk.

The Kensington Strategic Realty Fund continued to meet its yield objective, maintaining its quarterly dividend during the six-month period ended June 30, 2004. This brought the Fund’s trailing twelve-month dividend yield to 5.53%1 and its 30-day SEC yield to 4.75%.

The Strategic Realty Fund’s dividend yield continued to be above yields on other equity market alternatives. For example, as of June 30, 2004, the S&P 500 dividend yield was 1.63%.2

On a total return basis, the Kensington Strategic Realty Fund finished the six-month period ended June 30, 2004 with a 1.8% gain versus the NAREIT Composite Index’s 5.2% return.3,4 The Fund’s defensive posture caused it to lag its benchmark over the past six months. Despite this recent shortfall, we are confident that our income-oriented, value-driven approach will produce solid results over time. In this regard, we note that since the Fund’s inception on September 15, 1999 through the close of this reporting period, the Fund generated an average annual return of 24.18%, well in excess of the NAREIT Composite index’s 17.30% return during the same period.4

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain more current performance information, please call 1-877-833-7114.

[1]	Kensington Strategic Realty Fund dividend rate is the sum of the trailing 12 months of dividends (for Class A shares) divided by the 6/30/04 NAV.

[2]	The S&P Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks. The index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

[3]	Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge). Had the maximum sales charge of 5.75% been reflected, returns would have been lower. One-year return for A shares is 17.57% (10.80% reflecting the maximum sales charge).

[4]	Source: Kensington Investment Group and NAREIT. The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The NAREIT index excludes brokerage commissions or other fees. The index does not reflect the deduction of expenses associated with a mutual fund. An investor cannot invest directly in an index. The index was developed with a base value as of December 1971.

INVESTMENT STRATEGY

The Fund’s underperformance during the first half of 2004 reflects a decision we made in mid-2003 to take a more cautious stance in the Fund’s portfolio. After a strong first half of 2003, we began to under-weight retail REITs due to valuation concerns, focusing the Fund’s portfolio towards more defensive, yield-oriented investments such as REIT preferred stocks. We also began to utilize some hedging strategies. These decisions caused us to lag in the surprisingly strong second half of 2003. When a correction finally occurred in the second quarter of 2004, it was triggered primarily by concerns over rising interest rates, which tended to put downward pressure on our more yield-oriented defensive investments. Thus, in the short-term, we missed out on some growth opportunities and participated in the correction. While we believe we took less risk along the way and achieved our absolute return goals (generating a 17.57% return over the last 12 months), we are disappointed that the Fund underperformed its benchmark.

We remain somewhat defensively positioned; although with the economy recovering, we have begun taking a more constructive stance. While still overweighted in office and mortgage REITs, we are looking for more growth opportunities. We selectively increased our investments in retail REITs during the second quarter correction and have established a larger position in hotel companies.

IN CONCLUSION

Despite short-term price movements that can be driven by fund flows and investor sentiment, we believe improving industry fundamentals and reasonable securities prices augur well for the 12% annual total return that REITs have consistently generated over the past 25 years.4 We remain confident that our income oriented, value driven investment approach is an excellent way to include real estate’s competitive returns in your portfolio.

/S/ PAUL GRAY
PAUL GRAY
Portfolio Manager

Past performance does not guarantee future results.

KENSINGTON STRATEGIC REALTY FUND

SCHEDULE OF PORTFOLIO INVESTMENTS

JUNE 30, 2004 (Unaudited)

	SHARES	MARKET VALUE($)
Common Stock (12.6%)
Financial Services (3.3%)
Fieldstone Investment Corporation[1,2]	340,100	5,356,575
JER Investors Trust, Incorporated [1,3]	242,000	3,630,000
Origen Financial, Incorporated[1,3,4]	700,000	7,000,000

		15,986,575

Hotel/Restaurant (5.4%)
DiamondRock Hospitality Company[1,3]	465,000	4,650,000
La Quinta Corporation[3]	262,200	2,202,480
Lodgian, Incorporated[3]	1,790,000	18,884,500

		25,736,980

Real Estate (3.9%)
Medical Properties Trust[1,2,3]	1,096,100	10,961,000
Wellsford Real Properties, Incorporated[3]	524,050	8,148,978

		19,109,978

Total Common Stock		60,833,533

Preferred Stock (18.7%)
Real Estate Investment Trusts
Annually Mortgage Management, Incorporated, Series A, 7.875%	65,200	1,525,680
Anthracite Capital, Incorporated, Series C, 9.375%	75,100	1,952,600
Entertainment Properties Trust, Series A, 9.50%	453,600	12,077,100
FelCor Lodging Trust, Incorporated, Series B, 9.00%	242,900	6,072,500
iStar Financial, Incorporated, Series E, 7.875%	583,400	14,439,150
La Quinta Corporation, Series A, 9.00%	59,700	1,495,485
LaSalle Hotel Properties, Series B, 8.375%	17,000	425,000
Maguire Properties, Incorporated, Series A, 7.625%	438,700	10,594,605
Mid-America Apartment Communities, Incorporated, Series H, 8.30%	404,500	10,173,175
Mills Corporation, Series B, 9.00%	154,800	4,123,872
Newcastle Investment Corporation, Series B, 9.75%	229,000	6,274,600
Novastar Financial, Incorporated, Series C, 8.90%	305,000	7,295,600
Pennsylvania Real Estate Investment Trust, Series A, 11.00%	148,000	8,717,200
Westcoast Hospitality Corporation, Series A, 9.50%	208,500	5,254,200

Total Preferred Stock		90,420,767

Real Estate Investment Trusts (95.9%)
Apartments (6.8%)
Apartment Investment & Management Company, Class A	50,000	1,556,500
Avalonbay Communities, Incorporated	233,800	13,214,376
Equity Residential Properties Trust	411,500	12,233,895
Home Properties, Incorporated	154,700	6,030,206

		33,034,977

Diversified (14.5%)
Duke Realty Corporation	274,500	8,731,845
First Potomac Realty Trust	355,500	6,814,935
First Union Real Estate[3]	3,252,050	10,276,478
iStar Financial, Incorporated	171,400	6,856,000
Liberty Property Trust	29,500	1,186,195

See accompanying notes to the financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

JUNE 30, 2004 (Unaudited) (continued)

	SHARES	MARKET VALUE($)
One Liberty Properties, Incorporated	215,100	3,906,216
Reckson Associates Realty Corporation	549,300	15,083,778
Vornado Realty Trust	306,200	17,487,082

		70,342,529

Health Care (2.9%)
Health Care Property Investors, Incorporated	160,100	3,848,804
Health Care REIT, Incorporated	96,900	3,149,250
Healthcare Realty Trust, Incorporated	57,400	2,151,352
Omega Healthcare Investors, Incorporated	500,400	5,024,016

		14,173,422

Hotel/Restaurant (9.9%)
Ashford Hospitality Trust	1,707,400	14,256,790
Hersha Hospitality Trust[2]	460,600	4,550,728
Highland Hospitality Corporation	520,000	5,226,000
Host Marriott Corporation[3]	888,700	10,984,332
LaSalle Hotel Properties	144,200	3,518,480
MeriStar Hospitality Corporation[3]	1,403,300	9,598,572

		48,134,902

Industrial (4.3%)
First Industrial Realty Trust, Incorporated[2]	11,800	435,184
Prime Group Realty Trust[3]	1,855,600	9,797,568
ProLogis Trust	326,700	10,754,964

		20,987,716

Mortgage (14.8%)
American Home Mortgage Investment Corporation	100,000	2,593,000
Annaly Mortgage Management, Incorporated[2]	240,100	4,072,096
Anthracite Capital, Incorporated	858,100	10,280,038
Anworth Mortgage Asset Corporation	328,700	3,904,956
Arbor Realty Trust[1]	73,640	6,611,031
Bimini Mortgage Management, Incorporated[1,3]	580,000	8,700,000
Capital Lease Funding, Incorporated[3]	254,400	2,645,760
Impac Mortgage Holdings, Incorporated	195,900	4,411,668
Luminent Mortgage Capital, Incorporated[1]	1,483,100	17,797,200
MFA Mortgage Investments, Incorporated	320,000	2,848,000
Newcastle Investment Corporation	266,200	7,972,690
Origen Financial, Incorporated[2,3]	9,100	72,345

		71,908,784

Office Property (23.3%)
American Financial Realty Trust[1]	1,489,300	21,282,096
Arden Realty, Incorporated	396,400	11,658,124
Boston Properties, Incorporated	260,860	13,063,869
Brandywine Realty Trust	288,200	7,836,158
CarrAmerica Realty Corporation	223,400	6,753,382
Cousins Properties, Incorporated	125,700	4,141,815
Equity Office Properties Trust	403,100	10,964,320
HRPT Properties Trust	326,900	3,272,269
Koger Equity, Incorporated	637,050	14,728,596
Mack-Cali Realty Corporation	159,200	6,587,696

See accompanying notes to the financial statements.

KENSINGTON STRATEGIC REALTY FUND

SCHEDULE OF PORTFOLIO INVESTMENTS

JUNE 30, 2004 (Unaudited) (continued)

	SHARES OR PRINCIPAL AMOUNT	MARKET VALUE($)
Maguire Properties, Incorporated	263,300	6,521,941
Prentiss Properties Trust	164,815	5,524,599

		112,334,865

Retail (15.8%)
Acadia Realty Trust	453,500	6,231,090
Agree Realty Corporation	141,300	3,574,890
Chelsea Property Group, Incorporated	160,200	10,448,244
Developers Diversified Realty Corporation	116,200	4,109,994
Federal Realty Investment Trust	210,400	8,750,536
General Growth Properties, Incorporated	368,200	10,887,674
Kimco Realty Corporation	11,500	523,250
Kramont Realty Trust	358,300	5,732,800
Macerich Company	126,700	6,065,129
Malan Realty Investors, Incorporated	263,400	1,314,366
Pan Pacific Retail Properties, Incorporated	200,600	10,134,312
Ramco-Gershenson Properties Trust	35,000	848,050
Simon Property Group, Incorporated	156,700	8,057,514

		76,677,849

Whole Loans (3.6%)
RAIT Investment Trust	697,875	17,202,619

Total Real Estate Investment Trusts		464,797,663

Repurchase Agreements (4.0%)
Custodial Trust Company, 0.75%, dated 06/30/04, due 07/01/04, repurchase price $19,625,950 (collateralized by U.S. Treasury Strips)[5]	$19,625,541	19,625,541

Investment Company (4.7%) Mutual Funds
iShares Dow Jones U.S. Real Estate Index Fund[2]	225,700	22,802,471

Total Investments (Cost $622,579,279) (a) - 135.9%		658,479,975
Liabilities in excess of other assets - (35.9)%		(174,191,806)

NET ASSETS - 100.0%		$484,288,169

[1]	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Adviser, using board approved procedures, has deemed all or a portion of these securities to be liquid.

[2]	All or a portion of the security was on loan at June 30, 2004.

[3]	Represents non-income producing securities.

[4]	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Adviser, using board approved procedures, has deemed all or a portion of these securities to be illiquid. [5] Security purchased with the cash proceeds from securities loaned.

(a)	Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$45,723,168
Unrealized depreciation	(9,822,472)

Net unrealized appreciation	$35,900,696

See accompanying notes to the financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

JUNE 30, 2004 (Unaudited) (continued)

	SHARES	MARKET VALUE($)
Securities Sold Short (10.1%)
Real Estate Investment Trusts
Apartments (1.7%)
Amli Residential Properties Trust	12,800	375,552
Camden Property Trust	25,800	1,181,640
Essex Property Trust, Incorporated	41,100	2,809,185
Gables Residential Trust	84,700	2,878,106
Mid-America Apartment Communities, Incorporated	3,700	140,193
Town & Country Trust	35,000	883,400

		8,268,076

Industrial (2.5%)
AMB Property Corporation	28,200	976,566
CenterPoint Properties Corporation	58,100	4,459,175
First Industrial Realty Trust, Incorporated	180,700	6,664,216

		12,099,957

Office Property (1.5%)
Corporate Office Properties Trust	203,500	5,056,975
Equity Office Properties Trust	500	22,500
SL Green Realty Corporation	42,400	1,984,320

		7,063,795

Retail (2.1%)
Glimcher Realty Trust	60,000	1,327,200
Heritage Property Investment Trust	35,000	947,100
Mills Corporation	30,000	1,401,000
Regency Centers Corporation	60,000	2,574,000
Saul Centers, Incorporated	21,800	699,998
Taubman Centers, Incorporated	145,400	3,328,206

		10,277,504

Storage (2.3%)
Public Storage, Incorporated	239,300	11,010,193
Shurgard Storage Centers, Incorporated, Class A	6,000	224,400

		11,234,593

Total Securities Sold Short (Proceeds $46,873,178)		$48,943,925

See accompanying notes to the financial statements.

KENSINGTON STRATEGIC REALTY FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2004 (Unaudited)

ASSETS
Investments, at value[1] (cost $602,953,738)	$638,854,434
Repurchase agreements, at cost	19,625,541

Total Investments, (cost $622,579,279)	658,479,975
Deposits with broker and custodian bank for securities sold short	39,013,829
Interest and dividends receivable	3,817,459
Receivable for investments sold	27,004,362
Receivable for capital shares issued	422,811
Prepaid expenses	14,300

Total Assets	728,752,736

LIABILITIES
Demand loan payable to bank	132,925,809
Securities sold short (proceeds $46,873,178)	48,943,925
Payable for return of collateral received for securities on loan	19,625,541
Payables for investments purchased	41,564,337
Payable for capital shares redeemed	380,520
Accrued expenses and other payables
Investment advisory fees	288,056
Distribution fees	194,010
Other	542,369

Total Liabilities	244,464,567

NET ASSETS	$484,288,169

Capital	$427,309,092
Undistributed net investment income	3,837,515
Undistributed net realized gains on investments, options, and securities sold short	19,311,613
Net unrealized appreciation on investments, options and securities sold short	33,829,949

Net Assets	$484,288,169

Class A
Net Assets	$323,659,657
Shares outstanding	7,193,404

Redemption price per share	$44.99

Maximum Sales Charge - Class A	5.75%
Maximum Offering Price

[100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent] per share	$47.73

Class B
Net Assets	$47,780,288
Shares outstanding	1,069,949

Offering price per share[2]	$44.66

Class C
Net Assets	$112,848,224
Shares outstanding	2,528,387

Offering price per share[2]	$44.63

1	Includes securities on loan of $16,480,843.

2	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

STATEMENT OF OPERATIONS

PERIOD ENDED JUNE 30, 2004
(Unaudited)
INVESTMENT INCOME
Interest income	$249,131
Securities lending income	11,905
Dividend income	20,394,043

Total Investment Income	20,655,079

EXPENSES
Investment advisory fees	1,500,191
Administration fees	274,250
Distribution fees
Class A	377,150
Class B	239,161
Class C	534,656
Custodian fees	41,724
Transfer agent fees	207,808
Trustees’ fees	5,264
Dividend expense on securities sold short	904,961
Interest expense	1,036,522
Other expenses	138,796

Net Expenses	5,260,483

Net Investment Income	15,394,596

REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT
Net realized gains from investments and options	22,824,305
Net realized losses from securities sold short	(3,778,193)
Change in unrealized appreciation/depreciation from investments, options and securities sold short	(29,164,677)

Net realized/unrealized losses from investments, options and securities sold short	(10,118,565)

Change in net assets resulting from operations	$5,276,031

See accompanying notes to the financial statements.

KENSINGTON STRATEGIC REALTY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	PERIOD ENDED
	JUNE 30, 2004	DECEMBER 31, 2003	MARCH 31, 2003
	(Unaudited)
FROM INVESTMENT ACTIVITIES
OPERATIONS
Net investment income	$15,394,596	$10,677,528	$12,742,141
Net realized gains from investments and options	22,824,305	27,557,190	2,069,518
Net realized gains (losses) from securities sold short	(3,778,193)	(5,908,674)	192,019
Change in unrealized appreciation/ depreciation from investments, options and securities sold short	(29,164,677)	54,042,578	(17,588,850)

Change in net assets resulting from operations	5,276,031	86,368,622	(2,585,172)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(8,020,477)	(9,632,796)	(10,774,718)
From net realized gains from investments and securities sold short	—	(8,101,930)	(6,126,828)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(1,078,206)	(1,497,752)	(1,575,949)
From net realized gains from investments and securities sold short	—	(1,407,693)	(1,043,652)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(2,458,398)	(3,096,775)	(2,933,154)
From net realized gains from investments and securities sold short	—	(2,985,811)	(1,968,616)

Change in net assets from distributions to shareholders	(11,557,081)	(26,722,757)	(24,422,917)

CAPITAL TRANSACTIONS
Proceeds from shares issued	117,457,488	146,184,339	164,082,978
Shares issued in reinvestment of distributions	8,914,418	21,882,210	19,412,060
Payments for shares redeemed	(45,742,358)	(71,994,074)	(141,269,523)

Change in net assets from capital transactions	80,629,548	96,072,475	42,225,515

Change in net assets	74,348,498	155,718,340	15,217,426
NET ASSETS
Beginning of period	409,939,671	254,221,331	239,003,905

End of period	$484,288,169	$409,939,671	$254,221,331

Undistributed net investment income	$3,837,515	$—	$—

See accompanying notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	PERIOD ENDED
	JUNE 30, 2004	DECEMBER 31, 2003	MARCH 31, 2003
	(Unaudited)
CAPITAL TRANSACTIONS:
Class A:
Proceeds from shares issued	$88,644,397	$107,333,748	$127,388,249
Dividends reinvested	6,088,027	14,242,124	13,001,259
Cost of shares redeemed	(34,372,195)	(63,599,880)	(123,931,752)

Change	$60,360,229	$57,975,992	$16,457,756

Class B:
Proceeds from shares issued	$6,240,191	$9,929,031	$10,622,882
Dividends reinvested	851,041	2,426,165	2,178,280
Cost of shares redeemed	(4,038,672)	(2,729,027)	(4,984,862)

Change	$3,052,560	$9,626,169	$7,816,300

Class C:
Proceeds from shares issued	$22,572,900	$28,921,560	$26,071,847
Dividends reinvested	1,975,350	5,213,921	4,232,521
Cost of shares redeemed	(7,331,491)	(5,665,167)	(12,352,909)

Change	$17,216,759	$28,470,314	$17,951,459

SHARE TRANSACTIONS:
Class A:
Issued	1,917,048	2,521,436	3,199,069
Reinvested	132,968	328,183	339,380
Redeemed	(759,830)	(1,511,324)	(3,158,069)

Change	1,290,186	1,338,295	380,380

Class B:
Issued	135,332	237,238	267,666
Reinvested	18,669	56,196	57,328
Redeemed	(91,176)	(66,169)	(129,550)

Change	62,825	227,265	195,444

Class C:
Issued	495,088	686,905	661,034
Reinvested	43,451	120,755	111,473
Redeemed	(164,700)	(134,483)	(322,570)

Change	373,839	673,177	449,937

See accompanying notes to the financial statements.

KENSINGTON STRATEGIC REALTY FUND

STATEMENT OF CASH FLOWS

PERIOD ENDED JUNE 30, 2004
(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income	$15,394,596
Adjustments to reconcile net investment income to net cash used in operating activities:
Purchases of investment securities	(806,015,094)
Proceeds from disposition of investments, options and securities sold short	664,531,899
Change in deposits with broker and custodian bank for securities sold short	(8,422,204)
Change in interest and dividends receivable	(427,602)
Change in payable for return of collateral received for securities on loan	8,713,019
Change in accrued expenses and other payables	229,125
Net amortization/accretion from investments	(896)
Net cash used in operating activities	(125,997,157)

CASH FLOWS FROM FINANCING ACTIVITIES:
Demand loan payable	55,521,868
Proceeds from shares issued	118,657,149
Cost of shares redeemed	(45,539,197)
Cash distributions paid	(2,642,663)

Net cash provided by financing activities	125,997,157

Change in cash	—
CASH:
Beginning balance	—

Ending balance	$—

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income of $8,914,418.

See accompanying notes to the financial statements.

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KENSINGTON STRATEGIC REALTY FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Investment Activities					Less
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized/ Unrealized Gains (Losses) on Investments, Options and Securities Sold Short	Total From Investment Activities	Net Investment Income
Kensington Strategic Realty Fund Class A
Period Ended June 30, 2004*	$45.34	1.62	(g)	(0.79)	0.83	(1.18)
Period Ended December 31, 2003	$37.32	1.51		9.88	11.39	(1.90)
Year Ended March 31, 2003	$41.27	2.17		(2.12)	0.05	(2.51)
Year Ended March 31, 2002	$36.22	1.64		7.30	8.94	(2.47)
Year Ended March 31, 2001	$29.46	2.36		7.64	10.00	(2.52)
Period Ended March 31, 2000 **	$25.00	1.48		4.48	5.96	(1.39)
Kensington Strategic Realty Fund Class B
Period Ended June 30, 2004*	$45.02	1.40	(g)	(0.74)	0.66	(1.02)
Period Ended December 31, 2003	$37.09	1.27		9.80	11.07	(1.67)
Year Ended March 31, 2003	$41.06	1.82		(2.06)	(0.24)	(2.24)
Year Ended March 31, 2002	$36.09	1.39		7.22	8.61	(2.22)
Year Ended March 31, 2001	$29.42	2.17		7.54	9.71	(2.32)
Period Ended March 31, 2000 **	$25.00	1.34		4.52	5.86	(1.33)
Kensington Strategic Realty Fund Class C
Period Ended June 30, 2004*	$44.99	1.38	(g)	(0.72)	0.66	(1.02)
Period Ended December 31, 2003	$37.07	1.28		9.78	11.06	(1.67)
Year Ended March 31, 2003	$41.04	1.81		(2.05)	(0.24)	(2.24)
Year Ended March 31, 2002	$36.07	1.37		7.23	8.60	(2.21)
Year Ended March 31, 2001	$29.40	2.17		7.54	9.71	(2.32)
Period Ended March 31, 2000 **	$25.00	1.36		4.49	5.85	(1.34)

*	Unaudited.

**	From commencement of operations on September 15, 1999.

(a)	Total return excludes sales charge.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Excludes dividend and interest expense.

(e)	Includes dividend and interest expense.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(g)	Per share net investment income has been calculated using the daily average shares method.

See accompanying notes to the financial statements.

	Dividends from				Ratios/Supplemental Data
	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Expenses to Average Net Assets (c)(e)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover(f)
Kensington Strategic Realty Fund Class A
Period Ended June 30, 2004*	—	(1.18)	$44.99	1.80%	$323,660	1.20%	2.05%	7.05%	68.20%
Period Ended December 31, 2003	(1.47)	(3.37)	$45.34	31.15%	$267,657	1.77%	2.94%	4.63%	87.07%
Year Ended March 31, 2003	(1.49)	(4.00)	$37.32	0.13%	$170,383	2.44%	4.07%	5.41%	213.45%
Year Ended March 31, 2002	(1.42)	(3.89)	$41.27	25.83%	$172,682	3.18%	3.82%	4.02%	190.84%
Year Ended March 31, 2001	(0.72)	(3.24)	$36.22	34.94%	$90,628	2.83%	4.29%	7.72%	206.02%
Period Ended March 31, 2000 **	(0.11)	(1.50)	$29.46	24.36%	$11,967	2.25%	2.41%	14.63%	240.19%
Kensington Strategic Realty Fund Class B
Period Ended June 30, 2004*	—	(1.02)	$44.66	1.43%	$47,780	1.95%	2.80%	6.16%	68.20%
Period Ended December 31, 2003	(1.47)	(3.14)	$45.02	30.40%	$45,340	2.52%	3.69%	3.87%	87.07%
Year Ended March 31, 2003	(1.49)	(3.73)	$37.09	(0.60)%	$28,926	3.19%	4.85%	4.63%	213.45%
Year Ended March 31, 2002	(1.42)	(3.64)	$41.06	24.87%	$23,993	3.93%	4.57%	3.44%	190.84%
Year Ended March 31, 2001	(0.72)	(3.04)	$36.09	33.94%	$10,867	3.63%	5.24%	6.74%	206.02%
Period Ended March 31, 2000 **	(0.11)	(1.44)	$29.42	23.96%	$1,433	2.99%	3.15%	11.58%	240.19%
Kensington Strategic Realty Fund Class C
Period Ended June 30, 2004*	—	(1.02)	$44.63	1.43%	$112,848	1.95%	2.80%	6.07%	68.20%
Period Ended December 31, 2003	(1.47)	(3.14)	$44.99	30.39%	$96,943	2.52%	3.68%	3.94%	87.07%
Year Ended March 31, 2003	(1.49)	(3.73)	$37.07	(0.60)%	$54,913	3.19%	4.85%	4.58%	213.45%
Year Ended March 31, 2002	(1.42)	(3.63)	$41.04	24.85%	$42,329	3.93%	4.57%	3.38%	190.84%
Year Ended March 31, 2001	(0.72)	(3.04)	$36.07	33.96%	$20,898	3.61%	5.19%	6.78%	206.02%
Period Ended March 31, 2000 **	(0.11)	(1.45)	$29.40	23.91%	$3,234	3.00%	3.16%	12.52%	240.19%

KENSINGTON STRATEGIC REALTY FUND

OTHER SHARE CLASS RESULTS (Unaudited)

AVERAGE ANNUAL RETURN FOR PERIODS ENDED JUNE 30, 2004 WITH ALL DISTRIBUTIONS REINVESTED	ONE YEAR	THREE YEAR	SINCE INCEPTION[1]
CLASS B SHARES
not reflecting CDSC[2]	16.73%	12.89%	23.28%
reflecting applicable CDSC	11.73%	12.10%	23.09%
CLASS C SHARES
not reflecting CDSC[2]	16.71%	12.88%	23.27%
reflecting applicable CDSC	15.71%	12.88%	23.27%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain more current performance information, please call 1-877-833-7114.

1	Fund inception 9/15/99.

2	CDSC = contingent deferred sales charge, price per share varies by length of time shares are held.

NOTES TO THE FINANCIAL STATEMENTS

1.	ORGANIZATION

The Kensington Funds (the “Funds”) were organized on April 1, 2003 as a Delaware statutory trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The accompanying financial statements are those of the Kensington Real Estate Securities Fund, the Kensington Select Income Fund, and the Kensington Strategic Realty Fund (individually, a “Fund”, collectively, the “Funds”). Prior to April 1, 2003, the Funds were a separate series of the Coventry Group, a Massachusetts business trust, registered under the 1940 Act as a diversified, open-end management investment company. The Funds are authorized to issue an unlimited number of beneficial interest with no par value. Each Fund offers three classes of shares: Class A, Class B and Class C shares. Class A shares are sold with a maximum front-end load charge of 5.75%. Class B shares are sold without a front-end load but have a maximum deferred sales charge of 5.00%. Class C shares are sold without a front-end load, but have a deferred sales charge of 1.00% that is applied to redemptions within one year of purchase.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

2.	SIGNIFICANT ACCOUNTING PRINCIPLES

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION

The Funds invest primarily in real estate securities, including securities issued by real estate investment trusts (REITs), master limited partnerships and other real estate companies. Investments in these issuers include common, convertible and preferred stock and debt securities, rights or warrants to purchase common stock, and limited partnership interests. Portfolio equity securities for which market quotations are readily available are valued based upon their last sales price in their principal market. Lacking any sales, these securities are valued at the mean

THE KENSINGTON FUNDS

between the most recent bid and asked quotations. Debt securities with remaining maturities of 60 days or less will be valued at their amortized cost. Other debt securities are generally valued by pricing agents based on valuations supplied by broker-dealers or calculated by electronic methods. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the best judgement of Kensington Investment Group, Inc. (the “Adviser”) under the supervision of the Funds’ Board of Trustees (the “Board”).

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Funds’ behalf. The Funds monitor the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Funds will only enter into repurchase agreements with banks and other financial institutions which are deemed by the Advisor to be creditworthy pursuant to guidelines established by the Board.

SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for no later than one day after trade date. However, for financial reporting purposes, security transactions are accounted for on trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

WRITTEN OPTIONS

Each Fund may purchase options, write (sell) “covered” call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by decline in the market value of the underlying security during the option period. A Fund will realize a profit or loss from a closing purchase option if the cost of the transaction is less or more than the premium received from the writing of the option. During the period ended June 30, 2004, only Kensington Strategic Realty Fund held options.

The following is a summary of option activity for the period ended June 30, 2004, by the Fund:

Kensington Strategic Realty Fund
Covered Call Options	Shares Subject to Contract	Premiums
Balance at beginning of period	—	$—

Options written	(500)	(47,308)
Options closed	—	—
Options expired	—	—
Options exercised	—	—

Options outstanding at end of period	(500)	$(47,308)

The following is a summary of options outstanding as of June 30, 2004:

	Kensington Strategic Realty Fund
Covered Call Options Security	Shares Subject to Contract	Market Value
Equity Office Properties Trust, $30.00, 01/22/05	500	$22,500

SHORT SALE TRANSACTIONS

A short sale is a transaction in which a Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete a short sale, a Fund must borrow the security to deliver to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. A Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in value between those dates. A Fund must pay any dividends or interest payable to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. A Fund maintains the collateral in a segregated account with its custodian and broker, consisting of cash or obligations of the U.S. Government, its agencies or instrumentalities sufficient to collateralize its obligation on the short positions.

RESTRICED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. On June 30, 2004, the Kensington Real Estate Securities Fund,

THE KENSINGTON FUNDS

Kensington Select Income Fund and Kensington Strategic Realty Fund held restricted securities representing 3.9%, 6.4% and 9.7% of net assets, respectively. The restricted securities held as of June 30, 2004 are identified below:

Security	Acquisition Date	Acquisition Cost	Shares	Value
Kensington Real Estate Securities Fund
Medical Properties Trust	03/31/04	$879,000	87,900	$879,000
Kensington Select Income Fund
Bedford Property Investors, Incorporated, Series A, 8.75%	07/29/03	200,000	400,000	19,762,520
Spirit Financial, Incorporated	12/11/03	14,344,006	1,434,400	14,344,000
Urstadt Biddle Properties Trust, Series C, 8.50%	05/28/03	9,500,000	95,000	10,402,500
	03/10/04	55,511	500	54,750
Kensington Strategic Realty Fund
Arbor Realty Trust	06/26/03	5,523,000	73,640	6,611,031
Bimini Mortgage Management, Incorporated	01/26/04	8,700,000	580,000	8,700,000
Diamond Rock Hospitality	06/30/04	4,650,000	465,000	4,650,000
Fieldstone Investment Corporation	11/11/03	5,101,500	340,100	5,365,575
JER Investment Trust	05/27/04	3,630,000	242,000	3,630,000
Luminent Mortgage Capital, Incorporated	06/05/03	4,579,500	305,300	3,968,900
	06/30/03	767,500	50,000	650,000
Medical Properties Trust	03/31/04	10,961,000	1,096,100	10,961,000
Origen Financial, Incorporated	10/02/03	7,000,000	700,000	7,000,000

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly and net realized capital gains, if any, are declared and distributed at least annually. Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP.

FEDERAL INCOME TAXES

It is the policy of the Funds to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

SECURITIES LENDING

To generate additional income, the Kensington Select Income Fund and Kensington Strategic Realty Fund may lend up to 33.33% of the value of securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government securities or other liquid, high-grade debt securities or by a letter of credit in favor of the Funds at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.

When cash is received as collateral for securities loaned, the Fund may invest such cash in short-term U.S. government securities, repurchase agreements or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan.

There may be risks, such as delay or an inability to regain the securities or even loss of rights in the collateral, should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board and when, in the judgement of the Adviser, the consideration which can be earned currently from such securities loaned justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered illiquid investments. As of June 30, 2004, the Funds had equity securities on loan as follows:

Fund	Market Value	Collateral*
Kensington Select Income Fund	$3,232,654	$3,341,861
Kensington Strategic Realty Fund	$16,480,843	$19,625,541

*	The cash collateral received was invested in repurchase agreements at June 30, 2004.

EXPENSES

Expenses that are directly related to a Fund are charged directly to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets or another appropriate basis. Expenses directly attributable to a class of shares are charged directly to that class.

3.	PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2004 were as follows:

Fund	Purchases	Sales
Kensington Real Estate Securities Fund	$20,624,581	$10,637,687
Kensington Select Income Fund	$421,672,043	$260,770,510
Kensington Strategic Realty Fund	$575,894,715	$399,713,936

4.	RELATED PARTY TRANSACTIONS

Investment advisory services are provided to the Funds by the Adviser, who receives a management fee for their services, under the Investment Advisory Agreements for each Fund (the “Advisory Agreements”). The fees, which are computed daily and paid monthly, are at the following annual rates for each Fund, calculated as a percentage of the particular Fund’s average daily net assets: Real

THE KENSINGTON FUNDS

Estates Securities Fund, 0.85%; Select Income Fund, 1.00%; and Strategic Realty Fund, 1.50% (subject to performance adjustments).

For the services provided pursuant to the Investment Advisory Agreement for the Strategic Realty Fund, the Fund pays the Adviser a base fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the Fund’s average daily net assets, of 1.50%. The management fee is a fulcrum-type performance fee that increases or decreases from the base fee of 1.50% depending on the Fund’s performance relative to that of the NAREIT Composite Index during the preceding twelve months. Through performance adjustments equal to 15% of the difference between the performance of the Fund and that of the Index during the previous twelve months, the fee can range from a minimum of 0.50% to a maximum of 2.50%. This fee arrangement may result in higher fees than those paid by other investment companies. The Adviser may receive the maximum fee even if the Strategic Realty Fund’s absolute performance is negative, and it may receive the minimum fee even when the Fund has significant positive performance. The Adviser may periodically waive all or a portion of its advisory fee to increase the net income of the Strategic Realty Fund available for distribution as dividends.

The Adviser has contractually agreed, until December 31, 2006, to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund’s Total Fund Operating Expenses as noted below, excluding increases due to performance fee adjustments, brokerage costs, interest, taxes, and dividends and extraordinary expenses:

Fund		Total Operating Expense
Kensington Real Estate Securities Fund	Class A	1.45%
Kensington Real Estate Securities Fund	Class B	2.20%
Kensington Real Estate Securities Fund	Class C	2.20%
Kensington Select Income Fund	Class A	1.60%
Kensington Select Income Fund	Class B	2.35%
Kensington Select Income Fund	Class C	2.35%
Kensington Strategic Realty Fund	Class A	2.25%
Kensington Strategic Realty Fund	Class B	3.00%
Kensington Strategic Realty Fund	Class C	3.00%

The Funds have agreed to pay or repay fees that were waived or reimbursed for a period up to three years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the above limits. For the period ended June 30, 2004, the amounts reimbursed and remaining were as follows:

Fund	Reimbursed Period Ended June 30, 2004	Remaining Available for Reimbursement
Kensington Real Estate Securities Fund	$—	$154,263
Kensington Select Income Fund	$286,509	$25,850
Kensington Strategic Realty Fund	$—	$—

BISYS Fund Services Ohio, Inc. (“BISYS Ohio”) serves the Funds as Administrator pursuant to an Administration Agreement (the “Administration Agreement”). BISYS Ohio also serves as transfer agent and fund accountant under the Transfer Agency Agreement and Fund Accounting Agreement. BISYS Ohio receives fees for its services as Administrator and for its services under the Transfer Agency Agreement and Fund Accounting Agreement pursuant to an Omnibus Fee Agreement. In addition to certain reimbursable expenses, these fees include: asset-based fees of 0.12% of each Fund’s average daily net assets up to $1 billion and 0.10% for such assets in excess of $1 billion and per account fees up to $25 per shareholder account. An additional annual amount of $25,000 per Fund is charged for each class of shares in addition to the initial class. The asset-based and multiple class fees (but not the per account fee) of the Funds are subject to an annual complex minimum of $375,000.

BISYS Fund Services Limited Partnership, a wholly owned subsidiary of The BISYS Group, Inc., serves as the Funds’ principal distributor (the “Distributor”). The Trust has entered into a Distribution Plan (the “Plan”) which is in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Funds will pay a monthly fee to the Distributor in annual rates equal to 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively.

Certain Officers and Trustees of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustees receive on compensation from the Trust for the serving in their respective roles. Each of the Non-Interested Trustees were compensated up to $7,000 ($23,500 total) in meeting and retainer fees during the period ended June 30, 2004.

THE KENSINGTON FUNDS

5.	CONCENTRATION OF CREDIT RISK

Each Fund invests a substantial portion of assets in the equity securities of issuers engaged in the real estate industry, including REITs. As a result, the Funds may be more affected by economic developments in the real estate industry than would a diversified equity fund.

6.	LEVERAGE

The Kensington Select Income Fund and Kensington Strategic Realty Fund can buy securities with borrowed money including bank overdrafts (a form of leverage). Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of a Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

The Kensington Select Income Fund and Kensington Strategic Realty Fund maintain a line of credit to a maximum amount of 33.33% of total net assets. Borrowings under this arrangement bear interest at seven-eighths of one percent above the Fed Funds rate. The average interest rate charged and the average outstanding demand loan payable to Custodial Trust Company for the period ended June 30, 2004 was as follows:

Fund	Average Interest Rate	Average Outstanding Demand Loan Payable
Kensington Select Income Fund	1.76%	$227,845,597
Kensington Strategic Realty Fund	1.76%	$116,214,069

8.	FEDERAL INCOME TAX INFORMATION

As of the latest tax year ended December 31, 2003, the Funds did not have any net capital loss carry forwards available to offset future realized gains.

TRUSTEES (Unaudited)

Name, Address, and Age	Position(s) Held With the New Trust	Term of Office/Length of time served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios Overseen for the New Trust	Directorships Held Outside the New Trust

INTERESTED TRUSTEES
John P. Kramer 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 46	Trustee and President	Since 2003	Principal, Kensington Investment Group, Inc. (since August 1993)	3	Malan Realty Investors, Inc.

Craig M. Kirkpatrick 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 41	Trustee and Vice President	Since 2003	Principal, Kensington Investment Group, Inc. (since August 1993)	3	N/A

NON-INTERESTED TRUSTEES
Robert M. Brown 3435 Stelzer Road Columbus, OH 43219 Age: 45	Trustee	Since 2003	Partner, Vx Capital Partners (Aircraft leasing) (since March 2002); Senior Vice President, Pegusus Aviation, Inc. (Aircraft leasing) (1988-2002)	3	N/A

Frank C. Marinaro 3435 Stelzer Road Columbus, OH 43219 Age: 42	Trustee	Since 2003	Portfolio Manager, Emery and Howard Portfolio Management (since 1993)	3	N/A

David R. Pearce 3435 Stelzer Road Columbus, OH 43219 Age: 45	Trustee	Since 2003	Vice President, Chief Financial Officer, and Treasurer, Geerlings & Wade (wine retailer) (since 1996)	3	N/A

THE KENSINGTON FUNDS

OFFICERS (Unaudited)

Name, Address, and Age	Position(s) Held With the Group	Term of Office/Length of time served	Principal Occupation(s) During the Past 5 Years
Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Age: 40	Vice President	Since 2004	From 1994 to present, employee of BISYS Fund Services.

Paul Gray 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 38	Vice President	Since 2003	Principal, Kensington Investment Group, Inc. (since August 1993)

Mark Sichley 3435 Stelzer Road Columbus, OH 43219 Age: 45	Assistant Vice President	Since 2003	From 1987 to present, employee of BISYS Fund Services.

Cynthia M. Yee 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 38	Treasurer and Secretary	Since 2003	From 1994 to present, Vice President and Chief Financial Officer of Kensington Investment Group, Inc

Chris Sabato 3435 Stelzer Road Columbus, OH 43219 Age: 35	Assistant Treasurer	Since 2003	From February 1993 to present, employee of BISYS Fund Services.

Alaina V. Metz 3435 Stelzer Road Columbus, OH 43219 Age: 36	Assistant Secretary	Since 2003	From June 1995 to present, employee of BISYS Fund Services.

Stephanie L. Pfromer 3435 Stelzer Road Columbus, OH 43219 Age: 35	Assistant Secretary	Since 2003	From January 2000 to present, employee of BISYS Fund Services.

INVESTMENT ADVISER

Kensington Investment Group, Inc.

4 Orinda Way, Suite 200 C

Orinda, California 94563

(800)253-2949

(925)253-9878 Fax

info@kig.com

ADMINISTRATOR AND DISTRIBUTOR

BISYS Fund Services

3435 Stelzer Road

Columbus, Ohio 43219

(877)833-7114 Toll Free

(614) 428-3392 Fax

LEGAL COUNSEL

Dechert LLP

1775 I Street, NW

Washington, DC 20006

INDEPENDENT AUDITORS

Ernst & Young LLP

1100 Huntington Center

41 South High Street

Columbus, Ohio 43215

CUSTODIAN

Custodial Trust Company

101 Carnegie Center

Princeton, New Jersey 08540

This material does not constitute an offer to sell or a solicitation of an offer to buy any security. This material is authorized for distribution only when preceded or accompanied by a current prospectus for the Kensington Funds. The prospectus contains complete information including charges, expenses and ongoing fees and should be read carefully before investing. Performance information is prior to fees and expenses. Past performance may not be indicative of future results. Investment returns and principal value will fluctuate so shares may be worth more or less than their original cost.

A description of the policies and procedures that the Funds use to determine how to rate proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commissions’s website at http://www.sec.gov.

Investments in the Funds are subject to the risks related to direct investment in real estate such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself, the Funds do not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

Item 2.	Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

Not applicable – only for annual reports.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable – only for annual reports.

Item 4.	Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable – only for annual reports.

Item 5.	Audit Committee of Listed Registrants.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6.	Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 9.	Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

Item 10.	Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.	Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable - Only effective for annual reports.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Kensington Funds

By (Signature and Title)*	/s/ JOHN P. KRAMER, President
John P. Kramer, President

Date September 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JOHN P. KRAMER, President
John P. Kramer, President

Date September 8, 2004

By (Signature and Title)*	/s/ CYNTHIA M. YEE, Treasurer
Cynthia M. Yee, Treasurer

Date September 8, 2004